UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2026
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 25, 2026, C4 Therapeutics, Inc. (the “Company”) issued a press release titled “C4 Therapeutics Presents New Biomarker Data from the Cemsidomide Phase 1 Trial with Dexamethasone and Phase 1b Trial with Elranatamab (ELREXFIO®) in Relapsed/Refractory Multiple Myeloma at the 23rd International Myeloma Society (IMS) Annual Meeting” and posted a corporate presentation on its website at https://ir.c4therapeutics.com/events-presentations. A copy of each of the press release and presentation is furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.
Item 8.01 Other Events.
On September 25, 2026, the Company announced new biomarker data from its Phase 1 clinical trial of cemsidomide in combination with dexamethasone in patients with relapsed/refractory multiple myeloma (“RRMM”), as well as preliminary biomarker data from the first two patients in the ongoing Phase 1b trial of cemsidomide in combination with elranatamab (ELREXFIO®), which are being presented in a poster presentation at the 23rd International Myeloma Society (IMS) Annual Meeting.
IMS Data Highlights and Cemsidomide Trial Progress Update:
Phase 1 Trial of Cemsidomide in Combination with Dexamethasone
In 62 heavily pre-treated RRMM patients across the once-daily (QD) dose levels, cemsidomide demonstrated coordinated activation of T cells, including CD8+ T cells, and functional reprogramming of natural killer (NK) cells. Notably, enhanced immune cell function was observed at the highest dose levels studied (75 µg and 100 µg), which also achieved compelling overall response rates in the Phase 1 trial.
Phase 1b Trial of Cemsidomide in Combination with Elranatamab
Biomarker data from the first two patients showed that cemsidomide drives the expansion and activation of CD8+ effector memory T cells as measured by elevated HLA-DR and prevents T-cell exhaustion as measured by PD-1, TIM-3 and LAG3 expression. These initial findings, based on available biomarker data, as of June 22, 2026, from the first two patients to complete Cycle 1, provide positive translational and mechanistic support for cemsidomide as a potential combination partner for immune-based therapies.
In addition, following the completion of the first safety cohort evaluating six patients, the safety data review committee declared the 75 µg cemsidomide dose level in combination with elranatamab safe. The Phase 1b trial is now advancing into a dose escalation safety cohort at the 100 µg cemsidomide dose level and an expansion cohort at the 75 µg cemsidomide dose level. Data from all cohorts evaluated in the Phase 1b trial are expected in mid-2027.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” of C4 Therapeutics, Inc. within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding: the clinical significance of the biomarker data presented from the Company’s Phase 1 clinical trial of cemsidomide in combination with dexamethasone in patients with RRMM and the Phase 1b trial of cemsidomide in combination with elranatamab; the ability of cemsidomide to drive coordinated activation of T cells and functional reprogramming of NK cells; the potential of enhanced immune cell function observed at the highest dose levels studied to translate into clinical benefit; the ability of cemsidomide to drive the expansion and activation of CD8+ effector memory T cells and prevent T-cell exhaustion; the translational and mechanistic support for cemsidomide as a potential combination partner for immune-based therapies; the advancement of the Phase 1b trial into a dose escalation safety cohort at the 100 µg cemsidomide dose level and an expansion cohort at the 75 µg cemsidomide dose level; and the anticipated timing of data from all cohorts evaluated in the Phase 1b trial in mid-2027. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties related to the initiation, timing, advancement and conduct of preclinical and clinical studies and other development requirements for the Company’s product candidates; the risk that preclinical or clinical data, including biomarker data or signs of biologic activity, may not be predictive of long-term results or translate across programs or the patient population; the risk that any one or more of the Company’s product candidates will cost more to develop or may not be successfully developed and commercialized; and the risk that sufficient capital to fund the Company’s future operations will be available to the Company on acceptable terms or at the times required. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in C4 Therapeutics’ most recent annual report on Form 10-K and/or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission. Except as otherwise stated, the information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update this information unless required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Press release issued September 25, 2026, furnished herewith.
99.2	Corporate presentation of the Company dated September 2026, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C4 Therapeutics, Inc.

Date: September 25, 2026	By:	/s/ Kendra R. Adams
Kendra R. Adams
Chief Financial Officer, Head of Corporate Affairs, and Treasurer